                                                                    Exhibit 10.1


                             LIBERTY PROPERTY TRUST

                        RESTRICTED SHARE AWARD AGREEMENT

      THIS AWARD (the "Award") is hereby granted as of the ______________ day of ___________, ____ by Liberty Property Trust, a Maryland real estate investment trust (the "Company"), to _____________________ (the "Grantee") in accordance with the terms of the Liberty Property Trust Share Incentive Plan (the "Plan"). This Award is granted pursuant to the terms of the Plan. BY SIGNING THIS AWARD, THE GRANTEE ACKNOWLEDGES THAT THE GRANTEE HAS RECEIVED A COPY OF THE PLAN AND UNDERSTANDS THAT THE GRANTEE'S RIGHTS UNDER THIS AWARD AGREEMENT ARE SUBJECT TO AND LIMITED BY THE TERMS OF THE PLAN. Unless otherwise defined in this Award Agreement, all definitions of specific terms used in the Plan are incorporated herein by reference.

                              W I T N E S S E T H:

      1. Award. The Committee hereby designates and the Grantee hereby agrees that the Grantee shall participate in the Plan. The Grantee is hereby granted an Award of __________ shares of beneficial interest, $0.001 par value per share, of the Company (the "Shares"), subject to the terms and conditions set forth in this Award Agreement and subject further to such terms and conditions as are set forth in the Plan. All questions of interpretation and application of the Plan and this Award Agreement shall be determined by the Committee. The Committee's determination shall be final, binding and conclusive. This Award Agreement shall be effective upon the execution by the Grantee of this Award Agreement and such other documents, including an undated share transfer power with respect to each Share subject to this Award, as the Committee shall deem appropriate.

      2. Vesting. The Shares granted to the Grantee pursuant to this Award shall be forfeited on the Grantee's termination of employment or service with the Company or any of its Affiliates except to the extent the Shares have become vested in accordance with this Section 2.

      (a) Except as described in Subsection (b) or Section 7, on each anniversary of the date of grant of this Award, the Grantee shall become vested with respect to that number of Shares set forth on the Vesting Schedule set forth below, provided that the Grantee is employed by, or in the service of, the Company or an Affiliate as of the end of such Anniversary Date.

                                VESTING SCHEDULE

            Number of Shares                          Anniversary Date
            ----------------                          ----------------

               ______                                   _______, 20__
               ______                                   _______, 20__
               ______                                   _______, 20__
               ______                                   _______, 20__
               ______                                   _______, 20__

      (b) Notwithstanding the foregoing, in the event there is a Change of Control while the Grantee is employed by, or in the service of, the Company or an Affiliate, and subsequently Grantee's employment is terminated by the Company other than "for cause" within two years following a Change of Control, all Shares shall become fully vested.

      3. Restrictions on Transfer and Forfeitures. A share certificate representing the Shares shall be registered in the Grantee's name but shall be held in escrow by the Company or an officer of the Company, together with an undated share transfer power executed by the Grantee with respect to the Shares. The Grantee shall generally have the rights and privileges of a shareholder as to those Shares granted pursuant to this Award that have vested, including the right to vote the Shares and to receive and retain all cash dividends with respect to such Shares, except that the following restrictions shall apply: (i) the Grantee shall not be entitled to delivery of a certificate with respect to any Shares except to the extent the Grantee has vested in such Shares in accordance with Section 2 above or 7 below or has otherwise acquired a vested interest in such Shares; (ii) all distributions with respect to the Shares other than cash dividends, such as share dividends, share splits or distributions of property, and any distributions (other than cash dividends) subsequently made with respect to other distributions, shall be delivered to the Company or an officer of the Company, together with appropriate share transfer powers or other instruments of transfer signed and delivered to the Company or officer of the Company by the Grantee, to be held by the Company or officer of the Company and released to either the Grantee or the Company, as the case may be, together with the Shares to which they relate at such time as such Shares are either vested pursuant to Section 2 or Section 7 of this Award Agreement or forfeited to the Company; (iii) the Grantee shall have no right to sell, exchange, transfer, pledge, hypothecate or otherwise dispose of any of the Shares that have not become vested pursuant to Section 2 or Section 7 of this Award Agreement or any distributions (other than cash dividends) with respect to such Shares; and (iv) all of the Shares shall be forfeited and all rights of the Grantee with respect to Shares that have not become vested pursuant to Section 2 or Section 7 of this Award Agreement shall terminate without further obligation on the part of the Company except to the extent the Grantee becomes vested in the Shares pursuant to Section 2 or Section 7 of this Award Agreement. Upon the forfeiture of any Shares, such forfeited Shares shall be transferred to the Company without further action by the Grantee.

      4. Transfer of Vested Shares. To the extent that any Shares become vested pursuant to Section 2 or Section 7 of this Award, the restrictions applicable to such Shares shall lapse and a stock certificate for the number of Shares that have become vested shall be delivered as soon as practical to the Grantee, or to the Grantee's beneficiary in the event of the Grantee's death, free of all restrictions imposed by the terms of the Plan, except such restrictions as may be imposed by law. The Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the fair market value (determined as of the date the restrictions lapse) of such fractional Share to the Grantee or the Grantee's beneficiary or estate, as the case may be. Notwithstanding the foregoing, unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Act, the Company may require as a condition to the transfer of Share certificates to a Grantee under Subsection 12(d) of the Plan that the Grantee provide the Company with an acknowledgment in form and substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) the Grantee has been advised and understands that (i) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Grantee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that the transfer of Share certificates should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer transfer of Share certificates hereunder until any of the events described in this sentence has occurred.

      5. Section 83(b) Election. In the event the Grantee files an election with the Internal Revenue Service to include the fair market value of the Shares in gross income, the Grantee shall promptly furnish the Company with a copy of such election together with the amount of any federal, state, local or other taxes required to be withheld to enable the Company to claim an income tax deduction with respect to such election. Such election must be made within 30 days of the date of grant of the Shares.

      6. Rights as Shareholder. The Grantee shall, contingent upon compliance with the terms of this Award, have all of the rights of a shareholder with respect to the Shares covered hereby, including the right to vote the Shares and receive all dividends and other distributions paid or made with respect thereto, except to the extent otherwise provided herein.

      7.    Effect of Death, Disability or Retirement.

      (a) Notwithstanding any contrary provisions of this Award Agreement, in the event the Grantee terminates employment or service with the Company or an Affiliate due to the Grantee's death or Disability at a time when the Shares granted pursuant to this Award are not fully vested under Section 2 above, this Award shall become fully vested and nonforfeitable, and subject to the provisions of Section 4 of this Award Agreement.

      (b) Notwithstanding any contrary provisions of this Award Agreement, in the event the Grantee terminates employment or service with the Company or an Affiliate after the Grantee has attained age 55 or 56, with at least 10 years of employment or service for the Company or an Affiliate, at a time when the Shares granted pursuant to this Award are not fully vested under Section 2 above, the portion of the Award that would have become vested and nonforfeitable within the 12 month period after the Grantee's termination of employment or service with the Company or an Affiliate shall become vested and nonforfeitable as of the date of the Grantee's termination of employment or service with the Company or an Affiliate, and subject to provisions of Section 4 of this Award Agreement.

      (c) Notwithstanding any contrary provisions of this Award Agreement, in the event the Grantee terminates employment or service with the Company or an Affiliate after the Grantee has attained age 57 or 58, with at least 8 years of employment or service for the Company or an Affiliate, at a time when the Shares granted pursuant to this Award are not fully vested under Section 2 above, the portion of the Award that would have become vested and nonforfeitable within the 24 month period after the Grantee's termination of employment or service with the Company or an Affiliate shall become vested and nonforfeitable as of the date of the Grantee's termination of employment or service with the Company or an Affiliate, and subject to provisions of Section 4 of this Award Agreement.

      (d) Notwithstanding any contrary provisions of this Award Agreement, in the event the Grantee terminates employment or service with the Company or an Affiliate after the Grantee has attained age 59 or 60, with at least 6 years of employment or service for the Company or an Affiliate, at a time when the Shares granted pursuant to this Award are not fully vested under Section 2 above, the portion of the Award that would have become vested and nonforfeitable within the 36 month period after the Grantee's termination of employment or service with the Company or an Affiliate shall become vested and nonforfeitable as of the date of the Grantee's termination of employment or service with the Company or an Affiliate, and subject to provisions of Section 4 of this Award Agreement.

      (e) Notwithstanding any contrary provisions of this Award Agreement, in the event the Grantee terminates employment or service with the Company or an Affiliate after the Grantee has attained age 61 or 62, with at least 4 years of employment or service for the Company or an Affiliate, at a time when the Shares granted pursuant to this Award are not fully vested under Section 2 above, the portion of the Award that would have become vested and nonforfeitable within the 48 month period after the Grantee's termination of employment or service with the Company or an Affiliate shall become vested and nonforfeitable as of the date of the Grantee's termination of employment or service with the Company or an Affiliate, and subject to provisions of Section 4 of this Award Agreement.

      (f) Notwithstanding any contrary provisions of this Award Agreement, in the event the Grantee terminates employment or service with the Company or an Affiliate after the Grantee has attained age 63 or 64, with at least 2 years of employment or service for the Company or an Affiliate, at a time when the Shares granted pursuant to this Award are not fully vested under Section 2 above, the portion of the Award that would have become vested and nonforfeitable within the 60 month period after the Grantee's termination of employment or service with the Company or an Affiliate shall become vested and nonforfeitable as of the date of the Grantee's termination of employment or service with the Company or an Affiliate, and subject to provisions of Section 4 of this Award Agreement.

      (g) Notwithstanding any contrary provisions of this Award Agreement, in the event the Grantee terminates employment or service with the Company or an Affiliate after the Grantee has attained age 65 or older, with at least one year of employment or service for the Company, at a time when the Shares granted pursuant to this Award are not fully vested under Section 2 above, this Award shall become fully vested and nonforfeitable as of the date of the Grantee's termination of employment or service with the Company or an Affiliate, and subject to the provisions of Section 4 of this Award Agreement.

      8. Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend this Award Agreement, subject to the Grantee's consent if such amendment is not favorable to the Grantee, except that the consent of the Grantee shall not be required for any amendment to this Award made pursuant to Section 10 of the Plan.

      9. Notices. Any notice to be given to the Company shall be in writing and shall be addressed to the Treasurer of the Company at its principal executive office, and any notice to be given to the Grantee shall be addressed to the Grantee at the address then appearing in the records of the Company, or at such other address as either party hereafter may designate in writing to the other. Except as otherwise set forth herein, any such notice shall be deemed to have been duly given, made and received only when personally delivered, or on the day delivery is guaranteed when transmitted, addressed as aforesaid, to a third party company or governmental entity providing delivery services in the ordinary course of business, or two days following the day when deposited in the United States mails, by registered or certified mail, postage prepaid, return receipt requested, addressed as aforesaid.

      10. No Commitment to Retain. Nothing herein contained shall affect the right of the Company or any Affiliate to terminate the Grantee's employment, services, responsibilities, duties, or authority to represent the Company or any Affiliate at any time for any reason whatsoever.

      11. Withholding of Taxes. Whenever the Company proposes or is required to make any payment or to deliver or transfer any property in connection with this Award, the Company shall have the right to (a) require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the payment or the delivery or transfer of any property or (b) take whatever action it deems necessary or appropriate to protect its interests with respect to tax liabilities.

      IN WITNESS WHEREOF, the Company and the Grantee have entered into this Award Agreement on the day and year first above written.

                                    LIBERTY PROPERTY TRUST



                                    By: _________________________________
                                    Print Name and Title:



I hereby accept the Award described in this Award Agreement, and I agree to be bound by the terms of the Plan and this Award Agreement. I hereby further agree that all of the decisions and determinations of the Committee.


                                    ACKNOWLEDGED:


                                    By: _________________________________
                                    Grantee: